JOHN HANCOCK CAPITAL SERIES

                       JOHN HANCOCK CLASSIC VALUE FUND II


                                Distribution Plan

                                 Class A Shares

                                  July 1, 2006


Article I.  This Plan

     This Distribution Plan (the "Plan") sets forth the terms and conditions on which John Hancock Capital Series (the "Trust") on behalf of John Hancock Classic Value Fund II (the "Fund"), a series portfolio of the Trust, on behalf of its Class A shares, will, after the effective date hereof, pay certain amounts to John Hancock Funds, LLC ("JH Funds") in connection with the provision by JH Funds of certain services to the Fund and its Class A shareholders, as set forth herein. Certain of such payments by the Fund may, under Rule 12b-1 of the Securities and Exchange Commission, as from time to time amended (the "Rule"), under the Investment Company Act of 1940, as amended (the "Act"), be deemed to constitute the financing of distribution by the Fund of its shares. This Plan describes all material aspects of such financing as contemplated by the Rule and shall be administered and interpreted, and implemented and continued, in a manner consistent with the Rule. The Trust and JH Funds heretofore entered into a Distribution Agreement, dated August 1, 1991 (the "Agreement"), the terms of which, as heretofore and from time to time continued, are incorporated herein by reference.

Article II.  Distribution and Service Expenses

     The Fund shall pay to JH Funds a fee in the amount specified in Article III hereof. Such fee may be spent by JH Funds on any activities or expenses primarily intended to result in the sale of Class A shares of the Fund, including, but not limited to the payment of Distribution Expenses (as defined below) and Service Expenses (as defined below). Distribution Expenses include but are not limited to, (a) initial and ongoing sales compensation out of such fee as it is received by JH Funds or other broker-dealers ("Selling Brokers") that have entered into an agreement with JH Funds for the sale of Class A shares of the Fund, (b) direct out-of-pocket expenses incurred in connection with the distribution of Class A shares of the Fund, including expenses related to printing of prospectuses and reports to other than existing Class A shareholders of the Fund, and preparation, printing and distribution of sales literature and advertising materials, (c) an allocation of overhead and other branch office expenses of JH Funds related to the distribution of Class A shares of the Fund and (d) distribution expenses incurred in connection with the distribution of a corresponding class of any open-end, registered investment company which sells all or substantially all of its assets to the Fund or which merges or otherwise combines with the Fund.

     Service Expenses include payments made to, or on account of, account executives of selected broker-dealers (including affiliates of JH Funds) and others who furnish personal and shareholder account maintenance services to Class A shareholders of the Fund.

Article III.  Maximum Expenditures

     The expenditures to be made by the Fund pursuant to this Plan, and the basis upon which such expenditures will be made, shall be determined by the Fund, and in no event shall such expenditures exceed 0.25% of the average daily net asset value of the Class A shares of the Fund (determined in accordance with the Fund's prospectus as from time to time in effect) on an annual basis to cover Distribution Expenses and Service Expenses, provided that the portion of such fee used to cover service expenses shall not exceed an annual rate of up to 0.25% of the average daily net asset value of the Class A shares of the Fund. Such expenditures shall be calculated and accrued daily and paid monthly or at such other intervals as the Trustees shall determine. In the event JH Funds is not fully reimbursed for payments made or other expenses incurred by it under this Plan, such expenses will not be carried beyond one year from the date such expenses were incurred. Any fees paid to JH Funds under this Plan during any fiscal year of the Fund and not expended or allocated by JH Funds for actual or budgeted Distribution Expenses and Service Expenses during such fiscal year will be promptly returned to the Fund.

Article IV.  Expenses Borne by the Fund

     Notwithstanding any other provision of this Plan, the Trust, the Fund and its investment adviser, John Hancock Advisers, LLC (the "Adviser"), shall bear the respective expenses to be borne by them under the Investment Management Contract, dated July 1, 2006, as from time to time continued and amended (the "Management Contract"), and under the Fund's current prospectus as it is from time to time in effect. Except as otherwise contemplated by this Plan, the Fund shall not, directly or indirectly, engage in financing any activity which is primarily intended to or should reasonably result in the sale of shares of the Fund.

Article V.  Approval by Trustees, etc.

     This Plan shall not take effect until it has been approved, together with any related agreements, by votes, cast in person at a meeting called for the purpose of voting on this Plan or such agreements, of a majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of (a) all of the Trustees of the Fund and (b) those Trustees of the Fund who are not "interested persons" of the Fund, as such term may be from time to time defined under the Act, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Independent Trustees").

Article VI.  Continuance

     This Plan and any related agreements shall continue in effect for so long as such continuance is specifically approved at least annually in advance in the manner provided for the approval of this Plan in Article V.

Article VII.  Information

     JH Funds shall furnish the Fund and its Trustees quarterly, or at such other intervals as the Fund shall specify, a written report of amounts expended or incurred for Distribution Expenses and Service Expenses pursuant to this Plan and the purposes for which such expenditures were made and such other information as the Trustees may request.

Article VIII.  Termination

     This Plan may be terminated (a) at any time by vote of a majority of the Trustees, a majority of the Independent Trustees, or a majority of the Fund's outstanding voting Class A shares, or (b) by JH Funds on 60 days' notice in writing to the Fund.

Article IX.  Agreements

     Each agreement with any person relating to implementation of this Plan shall be in writing, and each agreement related to this Plan shall provide:

     (a) That, with respect to the Fund, such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the Fund's then outstanding voting Class A shares.

     (b) That such agreement shall terminate automatically in the event of its assignment.

Article X.  Amendments

     This Plan may not be amended to increase the maximum amount of the fees payable by the Fund hereunder without the approval of a majority of the outstanding voting Class A shares of the Fund. No material amendment to the Plan shall, in any event, be effective unless it is approved in the same manner as is provided for approval of this Plan in Article V.

Article XI.  Limitation of Liability

     The names "John Hancock Capital Series" and "John Hancock Classic Value Fund II" are the designations of the Trustees under the Amended and Restated Declaration of Trust, dated March 8, 2005, as amended and restated from time to time. The Declaration of Trust has been filed with the Secretary of State of the Commonwealth of Massachusetts. The obligations of the Trust and the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund's property shall be bound. No series of the Trust shall be responsible for the obligations of any other series of the Trust.

     IN WITNESS WHEREOF, the Fund has executed this Distribution Plan effective as of the 1st day of July, 2006 in Boston, Massachusetts.


                                      JOHN HANCOCK CAPITAL SERIES,
                                      On behalf of
                                      JOHN HANCOCK CLASSIC VALUE FUND II




                                      By:  /s/ Keith F. Hartstein
                                           ----------------------
                                           Keith F. Hartstein
                                           President and Chief Executive Officer



JOHN HANCOCK FUNDS, LLC



By:  /s/ Alfred P. Ouellette
     -----------------------
     Alfred P. Ouellette
     Assistant Secretary

                           JOHN HANCOCK CAPITAL SERIES

                       JOHN HANCOCK CLASSIC VALUE FUND II


                                Distribution Plan

                                 Class B Shares

                                  July 1, 2006


Article I.  This Plan

     This Distribution Plan (the "Plan") sets forth the terms and conditions on which John Hancock Capital Series (the "Trust") on behalf of John Hancock Classic Value Fund II (the "Fund"), a series portfolio of the Trust, on behalf of its Class B shares, will, after the effective date hereof, pay certain amounts to John Hancock Funds, LLC ("JH Funds") in connection with the provision by JH Funds of certain services to the Fund and its Class B shareholders, as set forth herein. Certain of such payments by the Fund may, under Rule 12b-1 of the Securities and Exchange Commission, as from time to time amended (the "Rule"), under the Investment Company Act of 1940, as amended (the "Act"), be deemed to constitute the financing of distribution by the Fund of its shares. This Plan describes all material aspects of such financing as contemplated by the Rule and shall be administered and interpreted, and implemented and continued, in a manner consistent with the Rule. The Fund and JH Funds heretofore entered into a Distribution Agreement, dated August 1, 1991 (the "Agreement"), the terms of which, as heretofore and from time to time continued, are incorporated herein by reference.

Article II.  Distribution and Service Expenses

     The Fund shall pay to JH Funds a fee in the amount specified in Article III hereof. Such fee may be spent by JH Funds on any activities or expenses primarily intended to result in the sale of Class B shares of the Fund, including, but not limited to the payment of Distribution Expenses (as defined below) and Service Expenses (as defined below). Distribution Expenses include but are not limited to, (a) initial and ongoing sales compensation out of such fee as it is received by JH Funds or other broker-dealers ("Selling Brokers") that have entered into an agreement with JH Funds for the sale of Class B shares of the Fund, (b) direct out-of pocket expenses incurred in connection with the distribution of Class B shares of the Fund, including expenses related to printing of prospectuses and reports to other than existing Class B shareholders of the Fund, and preparation, printing and distribution of sales literature and advertising materials, (c) an allocation of overhead and other branch office expenses of JH Funds related to the distribution of Class B shares of the Fund,
(d) interest expenses on unreimbursed distribution expenses related to Class B shares, as described in Article IV and (e) distribution expenses incurred in connection with the distribution of a corresponding class of any open-end, registered investment company which sells all or substantially all its assets to the Fund or which merges or otherwise combines with the Fund.

     Service Expenses include payments made to, or on account of account executives of selected broker-dealers (including affiliates of JH Funds) and others who furnish personal and shareholder account maintenance services to Class B shareholders of the Fund.

Article III.  Maximum Expenditures

     The expenditures to be made by the Fund pursuant to this Plan, and the basis upon which such expenditures will be made, shall be determined by the Fund, and in no event shall such expenditures exceed 1.00% of the average daily net asset value of the Class B shares of the Fund (determined in accordance with the Fund's prospectus as from time to time in effect) on an annual basis to cover Distribution Expenses and Service Expenses, provided that the portion of such fee used to cover Service Expenses, shall not exceed an annual rate of up to 0.25% of the average daily net asset value of the Class B shares of the Fund. Such expenditures shall be calculated and accrued daily and paid monthly or at such other intervals as the Trustees shall determine.

Article IV.  Unreimbursed Distribution Expenses

     In the event that JH Funds is not fully reimbursed for payments made or expenses incurred by it as contemplated hereunder, in any fiscal year, JH Funds shall be entitled to carry forward such expenses to subsequent fiscal years for submission to the Class B shares of the Fund for payment, subject always to the annual maximum expenditures set forth in Article III hereof; provided, however, that nothing herein shall prohibit or limit the Trustees from terminating this Plan and all payments hereunder at any time pursuant to Article IX hereof.

Article V.  Expenses Borne by the Fund

     Notwithstanding any other provision of this Plan, the Trust, the Fund and its investment adviser, John Hancock Advisers, LLC (the "Adviser"), shall bear the respective expenses to be borne by them under the Investment Management Contract between them, dated July 1, 2006 as from time to time continued and amended (the "Management Contract"), and under the Fund's current prospectus as it is from time to time in effect. Except as otherwise contemplated by this Plan, the Trust and the Fund shall not, directly or indirectly, engage in financing any activity which is primarily intended to or should reasonably result in the sale of shares of the Fund.

Article VI.  Approval by Trustees, etc.

     This Plan shall not take effect until it has been approved, together with any related agreements, by votes, cast in person at a meeting called for the purpose of voting on this Plan or such agreements, of a majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of (a) all of the Trustees of the Fund and (b) those Trustees of the Fund who are not "interested persons" of the Fund, as such term may be from time to time defined under the Act, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Independent Trustees").

Article VII.  Continuance

     This Plan and any related agreements shall continue in effect for so long as such continuance is specifically approved at least annually in advance in the manner provided for the approval of this Plan in Article VI.

Article VIII.  Information

     JH Funds shall furnish the Fund and its Trustees quarterly, or at such other intervals as the Fund shall specify, a written report of amounts expended or incurred for Distribution Expenses and Services Expenses pursuant to this Plan and the purposes for which such expenditures were made and such other information as the Trustees may request.

Article IX.  Termination

     This Plan may be terminated (a) at any time by vote of a majority of the Trustees, a majority of the Independent Trustees, or a majority of the Fund's outstanding voting Class B shares, or (b) by JH Funds on 60 days' notice in writing to the Fund.

Article X.  Agreements

     Each Agreement with any person relating to implementation of this Plan shall be in writing, and each agreement related to this Plan shall provide:

     (a) That, with respect to the Fund, such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the Fund's then outstanding Class B shares.

     (b) That such agreement shall terminate automatically in the event of its assignment.

Article XI.  Amendments

     This Plan may not be amended to increase the maximum amount of the fees payable by the Fund hereunder without the approval of a majority of the outstanding voting Class B shares of the Fund. No material amendment to the Plan shall, in any event, be effective unless it is approved in the same manner as is provided for approval of this Plan in Article VII.

Article XII.  Limitation of Liability

     The names "John Hancock Capital Series" and "John Hancock Classic Value Fund II" are the designations of the Trustees under the Amended and Restated Declaration of Trust, dated March 8, 2005, as amended and restated from time to time. The Declaration of Trust has been filed with the Secretary of State of the Commonwealth of Massachusetts. The obligations of the Trust and the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund's property shall be bound. No series of the Trust shall be responsible for the obligations of any other series of the Trust.

     IN WITNESS WHEREOF, the Fund has executed this Distribution Plan effective as of the 1st day of July, 2006 in Boston, Massachusetts.


                                      JOHN HANCOCK CAPITAL SERIES,
                                      On behalf of
                                      JOHN HANCOCK CLASSIC VALUE FUND II



                                      By:  /s/ Keith F. Hartstein
                                           ----------------------
                                           Keith F. Hartstein
                                           President and Chief Executive Officer



JOHN HANCOCK FUNDS, LLC



By: /s/ Alfred P. Ouellette
    ------------------------
    Alfred P. Ouellette
    Assistant Secretary

                           JOHN HANCOCK CAPITAL SERIES

                       JOHN HANCOCK CLASSIC VALUE FUND II

                                Distribution Plan

                                 Class C Shares

                                  July 1, 2006


Article I.  This Plan

     This Distribution Plan (the "Plan") sets forth the terms and conditions on which John Hancock Capital Series (the "Trust") on behalf of John Hancock Classic Value Fund II (the "Fund"), a series portfolio of the Trust, on behalf of its Class C shares, will, after the effective date hereof, pay certain amounts to John Hancock Funds, LLC ("JH Funds") in connection with the provision by JH Funds of certain services to the Fund and its Class C shareholders, as set forth herein. Certain of such payments by the Fund may, under Rule 12b-1 of the Securities and Exchange Commission, as from time to time amended (the "Rule"), under the Investment Company Act of 1940, as amended (the "Act"), be deemed to constitute the financing of distribution by the Fund of its shares. This Plan describes all material aspects of such financing as contemplated by the Rule and shall be administered and interpreted, and implemented and continued, in a manner consistent with the Rule. The Fund and JH Funds heretofore entered into a Distribution Agreement, dated August 1, 1991 (the "Agreement"), the terms of which, as heretofore and from time to time continued, are incorporated herein by reference.

Article II.  Distribution and Service Expenses

     The Fund shall pay to JH Funds a fee in the amount specified in Article III hereof. Such fee may be spent by JH Funds on any activities or expenses primarily intended to result in the sale of Class C shares of the Fund, including, but not limited to the payment of Distribution Expenses (as defined below) and Service Expenses (as defined below). Distribution Expenses include but are not limited to, (a) initial and ongoing sales compensation out of such fee as it is received by JH Funds or other broker-dealers ("Selling Brokers") that have entered into an agreement with JH Funds for the sale of Class C shares of the Fund, (b) direct out-of pocket expenses incurred in connection with the distribution of Class C shares of the Fund, including expenses related to printing of prospectuses and reports to other than existing Class C shareholders of the Fund, and preparation, printing and distribution of sales literature and advertising materials, (c) an allocation of overhead and other branch office expenses of JH Funds related to the distribution of Class C shares of the Fund,
(d) interest expenses on unreimbursed distribution expenses related to Class C shares, as described in Article IV and (e) distribution expenses incurred in connection with the distribution of a corresponding class of any open-end, registered investment company which sells all or substantially all its assets to the Fund or which merges or otherwise combines with the Fund.

     Service Expenses include payments made to, or on account of account executives of selected broker-dealers (including affiliates of JH Funds) and others who furnish personal and shareholder account maintenance services to Class C shareholders of the Fund.

Article III.  Maximum Expenditures

     The expenditures to be made by the Fund pursuant to this Plan, and the basis upon which such expenditures will be made, shall be determined by the Fund, and in no event shall such expenditures exceed 1.00% of the average daily net asset value of the Class C shares of the Fund (determined in accordance with the Fund's prospectus as from time to time in effect) on an annual basis to cover Distribution Expenses and Service Expenses, provided that the portion of such fee used to cover Service Expenses, shall not exceed an annual rate of up to 0.25% of the average daily net asset value of the Class C shares of the Fund. Such expenditures shall be calculated and accrued daily and paid monthly or at such other intervals as the Trustees shall determine.

Article IV.  Unreimbursed Distribution Expenses

     In the event that JH Funds is not fully reimbursed for payments made or expenses incurred by it as contemplated hereunder, in any fiscal year, JH Funds shall be entitled to carry forward such expenses to subsequent fiscal years for submission to the Class C shares of the Fund for payment, subject always to the annual maximum expenditures set forth in Article III hereof; provided, however, that nothing herein shall prohibit or limit the Trustees from terminating this Plan and all payments hereunder at any time pursuant to Article IX hereof.

Article V.  Expenses Borne by the Fund

     Notwithstanding any other provision of this Plan, the Trust, the Fund and its investment adviser, John Hancock Advisers, LLC (the "Adviser"), shall bear the respective expenses to be borne by them under the Investment Management Contract between them, dated July 1, 2006, as from time to time continued and amended (the "Management Contract"), and under the Fund's current prospectus as it is from time to time in effect. Except as otherwise contemplated by this Plan, the Trust and the Fund shall not, directly or indirectly, engage in financing any activity which is primarily intended to or should reasonably result in the sale of shares of the Fund.

Article VI.  Approval by Trustees, etc.

     This Plan shall not take effect until it has been approved, together with any related agreements, by votes, cast in person at a meeting called for the purpose of voting on this Plan or such agreements, of a majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of (a) all of the Trustees of the Fund and (b) those Trustees of the Fund who are not "interested persons" of the Fund, as such term may be from time to time defined under the Act, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Independent Trustees").

Article VII.  Continuance

     This Plan and any related agreements shall continue in effect for so long as such continuance is specifically approved at least annually in advance in the manner provided for the approval of this Plan in Article VI.

Article VIII.  Information

     JH Funds shall furnish the Fund and its Trustees quarterly, or at such other intervals as the Fund shall specify, a written report of amounts expended or incurred for Distribution Expenses and Services Expenses pursuant to this Plan and the purposes for which such expenditures were made and such other information as the Trustees may request.

Article IX.  Termination

     This Plan may be terminated (a) at any time by vote of a majority of the Trustees, a majority of the Independent Trustees, or a majority of the Fund's outstanding voting Class C shares, or (b) by JH Funds on 60 days' notice in writing to the Fund.

Article X.  Agreements

     Each Agreement with any person relating to implementation of this Plan shall be in writing, and each agreement related to this Plan shall provide:

     (a) That, with respect to the Fund, such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the Fund's then outstanding Class C shares.

     (b) That such agreement shall terminate automatically in the event of its assignment.

Article XI.  Amendments

     This Plan may not be amended to increase the maximum amount of the fees payable by the Fund hereunder without the approval of a majority of the outstanding voting Class C shares of the Fund. No material amendment to the Plan shall, in any event, be effective unless it is approved in the same manner as is provided for approval of this Plan in Article VII.

Article XII.  Limitation of Liability

     The names "John Hancock Capital Series" and "John Hancock Classic Value Fund II" are the designations of the Trustees under the Amended and Restated Declaration of Trust, dated March 8, 2005, as amended and restated from time to time. The Declaration of Trust has been filed with the Secretary of State of the Commonwealth of Massachusetts. The obligations of the Trust and the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund's property shall be bound. No series of the Trust shall be responsible for the obligations of any other series of the Trust.

     IN WITNESS WHEREOF, the Fund has executed this Distribution Plan effective as of the 1st day of July, 2006 in Boston, Massachusetts.


                                      JOHN HANCOCK CAPITAL SERIES,
                                      On behalf of
                                      JOHN HANCOCK CLASSIC VALUE FUND II



                                      By:  /s/ Keith F. Hartstein
                                           ----------------------
                                           Keith F. Hartstein
                                           President and Chief Executive Officer



JOHN HANCOCK FUNDS, LLC



By:   /s/ Alfred P. Ouellett
      ----------------------
      Alfred P. Ouellette
      Assistant Secretary

                           JOHN HANCOCK CAPITAL SERIES

                       JOHN HANCOCK CLASSIC VALUE FUND II

                                Distribution Plan

                                 Class R Shares

                                  July 1, 2006


Article I.  This Plan

     This Distribution Plan (the "Plan") sets forth the terms and conditions on which John Hancock Capital Series (the "Trust") on behalf of John Hancock Classic Value Fund II (the "Fund"), a series of the Trust, on behalf of its Class R shares, will, after the effective date hereof, pay certain amounts to John Hancock Funds, LLC ("JH Funds") in connection with the provision by JH Funds of certain services to the Fund and its Class R shareholders, as set forth herein. Certain of such payments by the Fund may, under Rule 12b-1, as from time to time amended (the "Rule"), under the Investment Company Act of 1940, as amended (the "Act"), be deemed to constitute the financing of distribution by the Fund of its shares. This Plan describes all material aspects of such financing as contemplated by the Rule and shall be administered and interpreted, and implemented and continued, in a manner consistent with the Rule. The Trust and JH Funds heretofore entered into a Distribution Agreement, dated August 1, 1991 (the "Agreement"), the terms of which, as heretofore and from time to time continued, are incorporated herein by reference.

Article II.  Distribution and Service Expenses

     The Fund shall pay to JH Funds a fee in the amount specified in Article III hereof. JH Funds may spend such fee on any activities or expenses primarily intended to result in the sale of Class R shares of the Fund, including, but not limited to the payment of Distribution Expenses (as defined below) and Service Expenses (as defined below). Distribution Expenses include but are not limited to, (a) initial and ongoing sales compensation out of such fee as it is received by JH Funds or other broker-dealers ("Selling Brokers") that have entered into an agreement with JH Funds for the sale of Class R shares of the Fund, (b) direct out-of-pocket expenses incurred in connection with the distribution of Class R shares of the Fund, including expenses related to printing of prospectuses and reports to other than existing Class R shareholders of the Fund, and preparation, printing and distribution of sales literature and advertising materials, (c) an allocation of overhead and other branch office expenses of JH Funds related to the distribution of Class R shares of the Fund and (d) distribution expenses incurred in connection with the distribution of a corresponding class of any open-end, registered investment company which sells all or substantially all of its assets to the Fund or which merges or otherwise combines with the Fund.

     Service Expenses include payments made to, or on account of, account executives of selected broker-dealers (including affiliates of JH Funds) and others who furnish personal and shareholder account maintenance services to Class R shareholders of the Fund.

Article III.  Maximum Expenditures

     The expenditures to be made by the Fund pursuant to this Plan, and the basis upon which such expenditures will be made, shall be determined by the Fund, and in no event shall such expenditures exceed 0.50% of the average daily net asset value of the Class R shares of the Fund (determined in accordance with the Fund's prospectus as from time to time in effect) on an annual basis to cover Distribution Expenses and Service Expenses, provided that the portion of such fee used to cover Service Expenses shall not exceed an annual rate of up to 0.25% of the average daily net asset value of the Class R shares of the Fund. Such expenditures shall be calculated and accrued daily and paid monthly or at such other intervals as the Trustees shall determine.

Article IV.  Unreimbursed Distribution Expenses

     In the event that JH Funds is not fully reimbursed for payments made or expenses incurred by it as contemplated hereunder, in any fiscal year, JH Funds shall e entitled to carry forward such expenses to subsequent fiscal years for submission to the Class R shares of the Fund for payment, subject always to the annual maximum expenditures set forth in Article III hereof; provided, however, that nothing herein shall prohibit or limit the Trustees from terminating this Plan and all payments hereunder at any time pursuant to Article IX hereof.

Article V.  Expenses Borne by the Fund

     Notwithstanding any other provision of this Plan, the Trust, the Fund and its investment adviser, John Hancock Advisers, LLC (the "Adviser"), shall bear the respective expenses to be borne by them under the Investment Management Contract, dated July 1, 2006, as from time to time continued and amended (the "Management Contract"), and under the Fund's current prospectus as it is from time to time in effect.

Article VI.  Approval by Trustees, etc.

     This Plan shall not take effect until it has been approved by votes, cast in person at a meeting called for the purpose of voting on this Plan or such agreements, of a majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of (a) all of the Trustees of the Fund and (b) those Trustees of the Fund who are not "interested persons" of the Fund, as such term may be from time to time defined under the Act, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Independent Trustees").

Article VII.  Continuance

     This Plan and any related agreements shall continue in effect for so long as such continuance is specifically approved at least annually in advance in the manner provided for the approval of this Plan in Article V.

Article VIII.  Information

     JH Funds shall furnish the Fund and its Trustees quarterly, or at such other intervals as the Fund shall specify, a written report of amounts expended or incurred for Distribution Expenses and Service Expenses pursuant to this Plan and the purposes for which such expenditures were made and such other information as the Trustees may request.

Article IX.  Termination

     This Plan may be terminated (a) at any time by vote of a majority of the Trustees, a majority of the Independent Trustees, or a majority of the Fund's outstanding voting Class R shares, or (b) by JH Funds on 60 days' notice in writing to the Fund.

Article X.  Agreements

     Each agreement with any person relating to implementation of this Plan shall be in writing, and each agreement related to this Plan shall provide:

     (a) That, with respect to the Fund, such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the Fund's then outstanding voting Class R shares.

     (b) That such agreement shall terminate automatically in the event of its assignment.

Article XI.  Amendments

     This Plan may not be amended to increase the maximum amount of the fees payable by the Fund hereunder without the approval of a majority of the outstanding voting Class R shares of the Fund. No material amendment to the Plan shall, in any event, be effective unless it is approved in the same manner as is provided for approval of this Plan in Article V.

Article XII.  Limitation of Liability

     The names "John Hancock Capital Series" and "John Hancock Classic Value Fund II" are the designations of the Trustees under the Amended and Restated Declaration of Trust, dated March 8, 2005 as amended and restated from time to time. The Declaration of Trust has been filed with the Secretary of State of the Commonwealth of Massachusetts. The obligations of the Trust and the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund's property shall be bound. No series or class of the Trust shall be responsible for the obligations of any other series or class of the Trust.

     IN WITNESS WHEREOF, the Fund has executed this Distribution Plan effective as of the 1st day of July, 2006 in Boston, Massachusetts.


                                      JOHN HANCOCK CAPITAL SERIES,
                                      On behalf of
                                      JOHN HANCOCK CLASSIC VALUE FUND II



                                      By:  /s/ Keith F. Hartstein
                                           ----------------------
                                           Keith F. Hartstein
                                           President and Chief Executive Officer



JOHN HANCOCK FUNDS, LLC



By:  /s/ Alfred P. Ouellette
     -----------------------
     Alfred P. Ouellette
     Assistant Secretary